(a)(51)

ING SERIES FUND, INC.

ARTICLES OF AMENDMENT

ING SERIES FUND, INC., a Maryland corporation registered as an open-end investment company under the Investment Company Act of 1940 (hereinafter referred to as the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST:                  The Corporation desires to, and does hereby, amend its charter (the “Charter”) as currently in effect.

SECOND:             The following Series are hereby dissolved:  ING Government Fund and ING Value Opportunity Fund.

THIRD:                 The Sixth provision of the Charter is hereby deleted and replaced in its entirety by the following:

Sixth:     Of the 16,000,000,000 Shares which the Corporation has authority to issue, 13,000,000,000 Shares have been and are hereby designated and classified into the following series (each a “Series”) and classes of series (each a “Class”):

Name of Series	Name of Class of Series	Number of Shares Allocated
ING Aeltus Money Market Fund	Class A	1,000,000,000
	Class B	1,000,000,000
	Class C	1,000,000,000
	Class I	1,000,000,000
	Class O	1,000,000,000
ING Balanced Fund	Class A	100,000,000
	Class B	100,000,000
	Class C	100,000,000
	Class I	100,000,000
	Class O	100,000,000
ING Classic Index Plus Fund	Class A	100,000,000

Name of Series	Name of Class of Series	Number of Shares Allocated
	Class B	100,000,000
ING Equity Income Fund	Class A	100,000,000
	Class B	100,000,000
	Class C	100,000,000
	Class I	100,000,000
	Class O	100,000,000
ING Global Science and Technology Fund	Class A	100,000,000
	Class B	100,000,000
	Class C	100,000,000
	Class I	100,000,000
	Class O	100,000,000
ING Growth Fund	Class A	100,000,000
	Class B	100,000,000
	Class C	100,000,000
	Class I	100,000,000
	Class O	100,000,000
ING Index Plus LargeCap Fund	Class A	100,000,000
	Class B	100,000,000
	Class C	100,000,000
	Class I	100,000,000
	Class O	100,000,000
	Class R	100,000,000

Name of Series	Name of Class of Series	Number of Shares Allocated
ING Index Plus MidCap Fund	Class A	100,000,000
	Class B	100,000,000
	Class C	100,000,000
	Class I	100,000,000
	Class O	100,000,000
	Class R	100,000,000
ING Index Plus SmallCap Fund	Class A	100,000,000
	Class B	100,000,000
	Class C	100,000,000
	Class I	100,000,000
	Class O	100,000,000
	Class R	100,000,000
ING International Growth Fund	Class A	200,000,000
	Class B	200,000,000
	Class C	200,000,000
	Class I	200,000,000
	Class O	200,000,000
ING Small Company Fund	Class A	100,000,000
	Class B	100,000,000
	Class C	100,000,000
	Class I	100,000,000
	Class O	100,000,000

Name of Series	Name of Class of Series	Number of Shares Allocated
ING Strategic Allocation Balanced Fund	Class A	100,000,000
	Class B	100,000,000
	Class C	100,000,000
	Class I	100,000,000
	Class O	100,000,000
ING Strategic Allocation Growth Fund	Class A	100,000,000
	Class B	100,000,000
	Class C	100,000,000
	Class I	100,000,000
	Class O	100,000,000
ING Strategic Allocation Income Fund	Class A	100,000,000
	Class B	100,000,000
	Class C	100,000,000
	Class I	100,000,000
	Class O	100,000,000
Brokerage Cash Reserves		1,000,000,000

FOURTH:          The amendment to the Charter herein set forth was duly approved by a majority of the Board of Directors of the Corporation and is limited to changes expressly permitted by § 2-605 of the Maryland General Corporation Law to be made without action by the stockholders of the Corporation.

FIFTH:               The amendment to the Charter herein set forth does not increase the authorized stock of the Corporation.

IN WITNESS WHEREOF, ING Series Fund, Inc. has caused these Articles of Amendment to be signed in its name on its behalf by its authorized officers who acknowledged that these Articles of Amendment are the act of the Corporation, that to the best of their knowledge, information and belief, all matters and facts set forth herein relating to the authorization and approval of these Articles of Amendment are true in all material respects and that this statement is made under the penalties of perjury.

WITNESS:		ING Series Fund, Inc.

/s/ Huey P. Falgout, Jr.		/s/ Robert S. Naka
Name:	Huey P. Falgout, Jr.	Name:	Robert S. Naka
Title:	Assistant Secretary	Title:	Senior Vice President